SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               November 15, 2002
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               Date of report (Date of earliest event reported)


                          Staten Island Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware                     1-13503                   13-3958850
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)



1535 Richmond Avenue, Staten Island, New York                       10314
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(Address of principal executive offices)                          (Zip Code)


                               (718) 447-8880
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             (Registrant's telephone number, including area code)


                                Not Applicable
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        (Former name or former address, if changed since last report)





Item 5.   Other Events

     On November 15, 2002, Staten Island Bancorp, Inc. (the "Company") issued a press release announcing revisions to certain financial items.

     The Company's press release, which is dated November 15, 2002, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Press Release announcing revisions to certain financial items.



























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STATEN ISLAND BANCORP, INC.





Date: November 15, 2002            By: /s/ Harry P. Doherty
                                       --------------------------------
                                       Harry P. Doherty
                                       Chairman and Chief Executive Officer


























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